UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2025

First Eagle Private Credit Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01642	87-6975595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1345 Avenue of the Americas
New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 698-3300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2025, First Eagle Private Credit Fund (the “Fund”) held a special meeting of shareholders (the “Special Meeting”). The Fund submitted two matters to the vote of its shareholders, which are described in detail in the Fund’s proxy statement for the Special Meeting filed with the Securities and Exchange Commission on June 12, 2025. As of the close of business on March 31, 2025, the record date for the Special Meeting, there were 12,444,713 shares of the Fund outstanding and entitled to vote at the Special Meeting. A summary of the matters voted upon by the Fund’s shareholders at the Special Meeting is set forth below.

Proposal 1: Approval of a New Advisory Agreement

The Fund’s shareholders approved a new advisory agreement for the Fund that will continue the existing advisory arrangement with First Eagle Investment Management, LLC (“FEIM”) subsequent to the prospective change of ownership (the “Transaction”) of the parent company of FEIM and First Eagle Alternative Credit, LLC (“FEAC”), First Eagle Holdings, Inc. (“FE Holdings”). The following votes were taken in connection with this proposal:

For	Against	Abstain
12,444,713	0	0

Proposal 2: Approval of a New Subadvisory Agreement

The Fund’s shareholders approved a new subadvisory agreement for the Fund that will continue the existing subadvisory arrangement between FEIM and FEAC for the Fund subsequent to the prospective change of ownership of FE Holdings as a result of the Transaction. The following votes were taken in connection with this proposal:

For	Against	Abstain
12,444,713	0	0

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST EAGLE PRIVATE CREDIT FUND

June 27, 2025	By:	/s/ Sheelyn Michael
	Name:	Sheelyn Michael
	Title:	Deputy General Counsel